UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 13, 2001

FTD.COM INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26779	36-4294509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive, Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 724-6200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On September 13, 2001, the Registrant issued the press release filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD.COM INC.

By: /s/ Carrie A. Wolfe
Carrie A. Wolfe
Chief Financial Officer
Date:	September 13, 2001

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 13, 2001